Exhibit 10.1

AMENDMENT NO. 1 TO MASTER AGENCY AGREEMENT

AMENDMENT No. 1 dated as of October 3, 2012 (“Amendment No. 1”) to the Master Agency Agreement dated September 13, 2010 among SunTrust Banks, Inc. (the “Company”) and SunTrust Robinson Humphrey, Inc. (the “Agent”).

WITNESSETH:

WHEREAS, the Company and the Agent are parties to a Master Agency Agreement dated as of September 13, 2010 (the “Master Agency Agreement”) in connection with the issue and sale from time to time by the Company of its Global Medium-Term Notes, Series A (the “Notes”). The Notes have been, and will be, issued from time to time pursuant to the provisions of an indenture dated as of September 10, 2007, between the Company and U.S. Bank National Association, as trustee.

WHEREAS, the parties desire to amend the Master Agency Agreement as provided herein.

WHEREAS, the entry into this Amendment No. 1 to the Master Agency Agreement by the parties hereto is in all respects authorized by the provisions of the Master Agency Agreement.

NOW, THEREFORE, the parties hereto agree, as follows:

ARTICLE 1

AMENDMENTS

Section 1.01. Amendment to Section 1. Section 1 of the Master Agency Agreement is hereby amended by replacing the first sentence thereof with the following sentence:

“SunTrust Banks, Inc., a Georgia corporation (the “Company”), confirms its agreement with each of you (individually an “Agent” and collectively the “Agents”) with respect to the issue and sale from time to time by the Company under the Registration Statement referred to below (or any additional or replacement registration statement or registration statements) of its Global Medium-Term Notes, Series A, (the “Notes” and, together with any other securities that may be offered by post-effective amendment to the Registration Statement, the “Program Securities”)”

Section 1.02. Amendment to Section 7(a). Paragraph (a) of Section 7 of the Master Agency Agreement is hereby amended by adding the following sentence immediately after the last sentence:

“For purposes of this paragraph, the term “Registration Statement” shall be deemed to mean the registration statement under which such Program Securities are being offered, which may be the Registration Statement referred to in Section 2(a) or any additional or replacement registration statement relating to the Program Securities referred to in Section 5(b).”

Section 1.03. Addition of Section 7(l). Section 7 of the Master Agency Agreement is hereby amended by adding the following paragraph after paragraph (k) of Section 7:

“(l) Except with respect to paragraph (a) above, for purposes of the documents required to be delivered pursuant to this section, the term “Registration Statement” shall be deemed to refer to the Registration Statement referred to in Section 2(a), together with any additional or replacement registration statement relating to the Program Securities referred to in Section 5(b).”

ARTICLE 2

MISCELLANEOUS PROVISIONS

Section 2.01. Other Terms of Master Agency Agreement. Except insofar as herein otherwise expressly provided, all provisions, terms and conditions of the Master Agency Agreement are in all respects ratified and confirmed and shall remain in full force and effect.

Section 2.02. Definitions; Governing Law; Counterparts. Except as otherwise expressly provided herein, all terms used herein which are defined in the Master Agency Agreement and not defined herein shall have the meaning set forth in the Master Agency Agreement.

This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York. This Amendment No. 1 may be executed in one or more counterparts and the executed counterparts taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

SUNTRUST ROBINSON HUMPHREY, INC.

By:	/s/ Neil Davies
Name: Neil Davies
Title:

SUNTRUST BANKS, INC.

By:	/s/ Timothy J. Schmidt
Name: Timothy J. Schmidt
Title:

[Signature Page to Amendment No. 1 to Master Agency Agreement]